1995
   Annual
Report
                                  ----------------

                                  DELAWARE GROUP
                                  TAX-FREE FUND

                                  ----------------


                                  TAX-FREE USA FUND
                                  TAX-FREE INSURED FUND


                [PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES]

                   A Tradition of Sound Investing Since 1929

                             [DELAWARE GROUP LOGO]

FUND INVESTMENT
----------------
OBJECTIVES
----------------

TAX-FREE USA FUND

To seek as high a level of current interest income exempt from Federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital.


TAX-FREE INSURED FUND

To seek as high a level of current interest income exempt from Federal income tax as is available from municipal bonds which are protected by insurance guaranteeing the payment of principal and interest when due and is consistent with prudent investment management and preservation of capital.

[PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES]


ABOUT OUR COVER
----------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.


DELAWARE GROUP
----------------
A TRADITION OF
----------------
SOUND INVESTING
----------------

Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.

     Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of experience we have demonstrated our commitment to quality investment management and service.

     Today, Delaware manages some $27 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

SEPTEMBER 15, 1995

DEAR
----------------
SHAREHOLDER:
----------------

Lower interest rates since February have helped lift municipal bond prices. However, the market remains burdened with the uncertainty surrounding current proposals for Federal income tax relief.

     The lyrics of a popular song during the early 1960s laud the ambitions of a ram and an ant with "high hopes...high, apple pie in the sky hopes." As of this writing, would-be tax reformers in Congress have generated lots of ideas and enthusiasm, yet no policy consensus.

     Amid the lack of agreement on legislation, the municipal bond market's performance was not as strong during the past year as that of other fixed-income securities. Bond prices on longer term municipal issues fell relative to prices of U.S. Treasuries in the spring of 1995. The reason was fear that a pending proposal to end taxation of investment income would, if enacted into law, reduce the value of municipal bonds relative to U.S. Treasuries and corporate bonds.

     While it appears some change in Federal tax policy is likely, what form that change will take is still unclear. We believe promises of a new deal for income tax payers should be viewed skeptically since there are many obstacles to reform.

     However, this uncertainty has, in our opinion, created a buying opportunity for long-term municipal bond funds such as Tax-Free USA Fund and Tax-Free Insured Fund. Current prices offer good value because we believe the tax plans offered so far are unlikely to be passed. Indeed, we think it likely that wage earners and the real estate industry will protest if it appears a Federal "flat tax" would lead to higher local property taxes and lower housing values.


================================================================================
                                                  TOTAL RETURN
                                             6 Months         12 Months
                                              Ended             Ended
                                       -----------------------------------
                                        2/28/95     8/31/95    8/31/95
Tax-Free USA
  Fund A Class                          +2.03%      +4.62%      +6.74%
Lipper Municipal Debt
  Fund Average                          +2.58%      +4.62%      +7.34%
Tax-Free Insured
  Fund A Class                          +2.07%      +4.18%      +6.33%
Lipper Insured Municipal
  Debt Fund Average                     +3.08%      +4.27%      +7.48%

The performance of Tax-Free USA Fund and Tax-Free Insured Fund is based on net asset value. Performance for all classes can be found on page 7.
================================================================================

     For the 12 months ended August 31, 1995, our tenth fiscal year of operations, Tax-Free USA Fund A Class and Tax-Free Insured Fund A Class had positive total returns (capital change plus reinvested dividends), though returns slightly trailed those of the average municipal bond fund. The table above shows the Funds' results compared to the return of two municipal bond debt fund averages compiled by Lipper Analytical Services.

     As you can see, both Funds and both averages have performed much better since February 28 than in the prior six months. Between August 1994 and February 1995, the Federal Reserve Board raised the Federal Funds rate by 1.75 percentage points to fight anticipated inflation. Rising rates pushed municipal bond prices lower. Then in the spring, amid signs of slower economic growth, the market correctly anticipated a reversal of Fed policy, and bond prices began to rise. The rally halted in May, when flat tax proposals were introduced in Congress.

     Despite this short-term volatility, the long-term fundamentals of the municipal bond market appear positive. Credit quality as measured by rating services is improving; investor demand remains healthy and the supply of new issues continues to decline. In our report, Patrick P. Coyne, Senior Portfolio Manager, discusses these trends, reviews both Funds' performance and outlines his approach for the coming months.

     We are confident that the disciplined strategy and experienced management of Tax-Free USA Fund and Tax-Free Insured Fund can help investors benefit from attractive opportunities in the municipal bond market regardless of the prevailing political wind.





Wayne A. Stork
Chairman


PORTFOLIO
----------------
MANAGER'S
----------------
MARKET REVIEW
----------------

Our 1995 fiscal year has been marked by sharp contrasts. In the last five months of 1994, fixed-income markets were dramatically affected by the strength of the U.S. economy and the fear of impending inflation. In response to these influences, the Federal Reserve Board continued to tighten monetary policy, bringing the total increase in short-term interest rates to 2.50 percentage points for all of calendar year 1994 and another 0.50% in February 1995.

     Long-term municipal bond yields rose to a peak of 7.37% in November, 1994. Long-term U.S. Treasury yields at the time rose to 8.05%. As interest rates climbed, bond prices declined and total return performance for the overall market was weak. Municipal bonds were also negatively affected by concern over the Orange County, California bankruptcy filing.

     In this rising interest rate environment, Tax-Free USA Fund and Tax-Free Insured Fund continued to seek a high level of current income consistent with preservation of capital. We did this by buying older, higher coupon bonds with superior credit characteristics. Coupon rate is the initial interest rate set at the time a bond is issued.

     We also maintained relatively long average maturities in both Funds in order to capture high, current tax-free income.

     As the first quarter of calendar 1995 progressed, it became clear to the bond market that some parts of the economy were weakening. Interest rates fell in anticipation that the Fed would reverse course. As quickly as municipal bond prices

MUNICIPAL BOND YIELDS IN THE WAKE OF TAX CHANGES

[GRAPH]

                           Yield
                           -----

Jan-81                      9.68%
Feb-81                     10.22
Mar-81                      9.81
Apr-81                     10.80
May-81                     10.73
Jun-81                     10.73
Jul-81                     11.34
Aug-81                     12.49
Sep-81                     12.79
Oct-81                     12.99
Nov-81                     11.71
Dec-81                     13.17
Jan-82                     13.16
Feb-82                     12.96
Mar-82                     12.99
Apr-82                     12.29
May-82                     11.96
Jun-82                     12.63
Jul-82                     12.01
Aug-82                     10.82
Sep-82                     10.58
Oct-82                      9.69
Nov-82                     10.20
Dec-82                      9.84
Jan-83                      9.48
Feb-83                      9.53
Mar-83                      9.15
Apr-83                      9.09
May-83                      9.29
Jun-83                      9.38
Jul-83                      9.44
Aug-83                      9.70
Sep-83                      9.42
Oct-83                      9.68
Nov-83                      9.70
Dec-83                      9.92
Jan-84                      9.60
Feb-84                      9.68
Mar-84                     10.01
Apr-84                      9.89
May-84                     10.83
Jun-84                     10.56
Jul-84                     10.36
Aug-84                     10.02
Sep-84                      9.95
Oct-84                     10.24
Nov-84                     10.24
Dec-84                      9.93
Jan-85                      9.21
Feb-85                      9.71
Mar-85                      9.82
Apr-85                      9.25
May-85                      8.91
Jun-85                      8.69
Jul-85                      8.73
Aug-85                      9.18
Sep-85                      9.35
Oct-85                      8.95
Nov-85                      8.37
Dec-85                      8.38
Jan-86                      8.05
Feb-86                      7.44
Mar-86                      7.34
Apr-86                      7.16
May-86                      7.78
Jun-86                      7.82
Jul-86                      7.60
Aug-86                      7.06
Sep-86                      7.14
Oct-86                      7.11
Nov-86                      6.78
Dec-86                      6.92
Jan-87                      6.54
Feb-87                      6.62
Mar-87                      6.68
Apr-87                      7.82
May-87                      8.31
Jun-87                      7.63
Jul-87                      7.72
Aug-87                      7.81
Sep-87                      8.32
Oct-87                      8.72
Nov-87                      7.91
Dec-87                      7.95
Jan-88                      7.61
Feb-88                      7.55
Mar-88                      7.89
Apr-88                      7.87
May-88                      7.97
Jun-88                      7.77
Jul-88                      7.77
Aug-88                      7.80
Sep-88                      7.64
Oct-88                      7.36
Nov-88                      7.58
Dec-88                      7.50
Jan-89                      7.29
Feb-89                      7.55
Mar-89                      7.64
Apr-89                      7.10
May-89                      7.11
Jun-89                      7.02
Jul-89                      6.95
Aug-89                      7.16
Sep-89                      7.40
Oct-89                      7.22
Nov-89                      7.04
Dec-89                      6.99
Jan-90                      7.19
Feb-90                      7.23
Mar-90                      7.33
Apr-90                      7.51
May-90                      7.26
Jun-90                      7.27
Jul-90                      7.15
Aug-90                      7.47
Sep-90                      7.53
Oct-90                      7.43
Nov-90                      7.08
Dec-90                      7.14
Jan-91                      7.00
Feb-91                      7.01
Mar-91                      7.14
Apr-91                      7.01
May-91                      6.95
Jun-91                      7.13
Jul-91                      7.05
Aug-91                      6.90
Sep-91                      6.80
Oct-91                      6.68
Nov-91                      6.73
Dec-91                      6.69
Jan-92                      6.54
Feb-92                      6.74
Mar-92                      6.76
Apr-92                      6.67
May-92                      6.57
Jun-92                      6.49
Jul-92                      6.13
Aug-92                      6.16
Sep-92                      6.25
Oct-92                      6.41
Nov-92                      6.36
Dec-92                      6.22
Jan-93                      6.16
Feb-93                      5.87
Mar-93                      5.64
Apr-93                      5.76
May-93                      5.73
Jun-93                      5.63
Jul-93                      5.57
Aug-93                      5.45
Sep-93                      5.29
Oct-93                      5.31
Nov-93                      5.47
Dec-93                      5.35
Jan-94                      5.28
Feb-94                      5.58
Mar-94                      6.07
Apr-94                      6.16
May-94                      6.16
Jun-94                      6.28
Jul-94                      6.22
Aug-94                      6.16
Sep-94                      6.43
Oct-94                      6.64
Nov-94                      7.03
Dec-94                      6.71
Jan-95                      6.49
Feb-95                      6.11
Mar-95                      6.07
Apr-95                      6.06
May-95                      5.83
Jun-95                      5.97
Jul-95                      5.97
Aug-95                      5.98

Highlight points in chart:
Apr-81 - '81 Tax Cut
Apr-87 - Impact of '86 Tax Reform Act
Apr-93 - '93 Tax Increase

Sources: Bloomberg Business News, The Bond Buyer

Municipal bond yields have fallen steadily since 1981 despite a temporary increase in 1987 after passage of the 1986 Tax Reform Act. A falling yield means bond prices are rising, enhancing the market value of an investor's bond holdings.



declined in 1994, they increased rapidly and dramatically in 1995 even before the 0.25% rate cut on July 6 - the Fed's first interest rate reduction in three years.

     For the municipal bond market, however, coupled with falling interest rates was the fear of tax reform in Washington, and what it might do to the relative attractiveness of municipal bonds compared to U.S. Treasuries and corporate bonds. Investors were concerned about a key proposal that would eliminate taxation of investment income, fearing that such a policy change would make municipal bonds less competitive.

     As you can see from the chart above, municipal bond interest rates have risen three times amid changes in tax policy since 1981. However, the effect is generally short-lived and has been more than offset by the long-term decline in interest rates that has continued since the early 1980s.


THE FUNDS' INVESTMENT STRATEGIES

Tax-Free USA Fund generally employs a defensive strategy that involves investing in bonds with higher coupons and above-average quality ratings. The market values of higher coupon bonds tend to be less impacted by rising interest rates than the values of these bonds, paying interest in line with current rates. Though this strategy is defensive, we believe it will produce a higher level of tax-free income than more aggressive strategies.

     Tax-Free Insured Fund employs a similar strategy, but is even more defensive because it invests primarily in municipal bonds protected by insurance guaranteeing the payment of principal and interest when due. Bond insurance reduces the risk of loss due to financial difficulties of an issuer; however, such bonds are still subject to price fluctuations as interest rates rise and fall, and there is no guarantee that the independent insurance companies will meet their obligations.

     Below is a summary of how the characteristics of each Fund's portfolio changed during the fiscal year.

==============================================================
                  PORTFOLIO CHARACTERISTICS
                                  Aug. 31,         Aug. 31,
                                    1994             1995
TAX-FREE USA FUND
  Average Maturity               21.4 yrs.         23.0 yrs.
  Average Duration                5.4 yrs.         6.1 yrs.
  Average Quality                    AA               AA
TAX-FREE INSURED FUND
  Average Maturity               20.6 yrs.        23.91 yrs.
  Average Duration                5.4 yrs.         6.8 yrs.
  Average Quality                   AA1               AAA
==============================================================

     As you can see, we have responded to positive changes in the interest rate environment and the opportunity created by the tax debate by increasing the average duration of the bonds in each Fund's portfolio. Duration, the most common measure of bond's sensitivity to interest rates, indicates the likely percentage change in a bond's price given a 1% movement in interest rates.

     The chart on the previous page also shows the credit quality of each Fund's portfolio. Standard & Poor's AAA is the highest rating available. The AA ratings imply that a bond issuer has a very strong capacity to pay interest and repay principal. Within each rating category, S&P uses a 1 to 3 scale to evaluate minor variations in quality. As you can see, we maintained the high quality of Tax-Free USA and slightly increased the quality of Tax-Free Insured.

[PHOTO OF PATRICK C. COYNE]
Patrick P. Coyne
Senior Portfolio Manager

     During fiscal 1995, we adjusted the average maturity of both Funds' portfolios to respond to changes in the shape of the municipal yield curve. Discussion surrounding tax reform caused conservative investors to flock to municipal bonds with shorter maturities (one to five years). This, in turn, made municipal bond yields in this maturity range unattractive compared to similar maturity U.S. Treasury securities. On the other hand, as long-term municipal bond prices fell, they yielded 90% of what comparable maturity U.S. Treasury securities were yielding, a level we considered very attractive.

     We concluded that shorter maturity securities were overvalued and that long-term issues were undervalued, and we began to sell bonds that matured in one to three years, replacing them with 30-year bonds.

     As you see from the municipal bond yield chart on page 5, yields on long-term municipal bonds (15- to 30-year maturity) as of August 31 were about 1 percentage point higher than comparable U.S. Treasuries on a tax-adjusted basis, for a household in the 28% tax bracket. The advantage was even greater for investors in higher tax brackets.


TAX-FREE INCOME WITH A
NATIONAL FOCUS

Federal tax rates have risen since 1993, negatively affecting the after-tax returns of fixed-income investors whose income was not tax-free or tax-deferred.

     Our focus is on high, federal tax-free income consistent with reasonable safety. As a consequence, the prices of municipal bonds in each Fund's portfolio tend not to rise as much as the overall municipal market when interest rates fall. This was the reason why the performance as measured by the total return of Tax-Free USA Fund and Tax-Free Insured Fund lagged the Lipper averages for their respective peer groups.

     We put more emphasis on income than price appreciation because such appreciation may lead to capital gains distributions - an event which many municipal bond fund shareholders would probably rather avoid since such distributions are taxable.

     As with any fixed-income investment, yield isn't the only criteria by which to measure a mutual fund. Stability of principal is another, and we believe our national focus is consistent with this objective.

     Having a national fund - as opposed to a single-state fund - may require some shareholders to pay state income tax on dividends, depending on where you live. However, this focus provides a much greater investment diversity than can be found by investing in a single-state fund. It reduces the potential effect of political change, government management problems as happened in Orange County, California or a natural disaster in any single state.

AAA-RATED MUNICIPAL BOND YIELDS
VS. U.S. TREASURY YIELDS (AS OF AUGUST 31, 1995)

TAX-ADJUSTED FOR THE 28% BRACKET

[GRAPH]

    Maturity in Years      AAA-rated Municipal Bond       U.S. Treasury
          1 Yr                       3.65%                    4.066%
          2 Yr                       3.85                     4.233
          3 Yr                       4.01                     4.290
          4 Yr                       4.16                     4.332
          5 Yr                       4.31                     4.375
          7 Yr                       4.56                     4.437
          10 Yr                      4.86                     4.527
          15 Yr                      5.46                     4.593
          20 Yr                      5.73                     4.658
          25 Yr                      5.85                     4.724
          30 Yr                      5.87                     4.789

Source: Bloomberg Business News

Tax reform uncertainty during a period of falling interest rates has allowed yields on long-term municipal bonds to exceed yields on U.S. Treasury Bonds on a tax-adjusted basis for both middle and upper tax bracket households.


     As of August 31, no single state's bonds accounted for more than 15% of either Fund's net assets. Our largest holdings at the end of the 1995 fiscal year were obligations issued in Massachusetts, Florida, Pennsylvania and Texas. In some cases, we were able to get very favorable bonds yield from states such as Florida and Texas, which have no income tax. Investor demand for bonds from these states is generally less than demand for bonds from high income tax states such as New York, therefore their yields are relatively high.


OUTLOOK

We are optimistic about the future of the municipal bond market. Overall investor demand, although it has temporarily shifted to short-term securities, remains stable even amid the prospect of Federal tax reform.

     During 1995, the supply of new municipal bond issues coming to market is expected to decline for the second year in a row with an estimated total of $138 billion in new issues, the lowest level since 1990, according to The Bond Buyer, an independent trade journal.

     History has shown that market turmoil related to major changes in Federal tax policy has generally been temporary. Based on that information, we believe that patient municipal bond investors who give greater weight to economic factors such as interest rates and credit quality - as opposed to political rhetoric - are more likely to be rewarded.

     No matter what Congress does, municipal governments across the country need private investors and therefore offer competitive interest rates to fund operations, refinance debt or make capital improvements. With holdings that finance projects from Alaska's North Slope to Central Florida, your national tax-exempt fund is poised to take advantage of opportunities as they arise.

     The past year has been a volatile one for all types of municipal bond funds. However, we have every reason to believe that the uncertainty generated by Congress' current tax debate is counterbalanced by the long-term trend toward lower interest rates - and higher municipal bond prices - that has been underway since the early 1980s.


/s/ PATRICK P. COYNE
--------------------
Patrick P. Coyne
Senior Portfolio Manager

A LOOK AT
----------------
LONG-TERM
----------------
PERFORMANCE
----------------


TAX-FREE USA FUND

As you can see from the chart below, an investor who bought $10,000 worth of Tax-Free USA Fund A in August 31, 1985, and reinvested all dividends would have had holdings worth $23,414 as of August 31, 1995. Much of this gain would have been achieved through the compounding effect of purchasing more shares with dividends. Investors would have received $11,665 in dividends since August 1995, dividends that have been free from Federal income tax, though state and local taxes as well as the Federal alternative minimum tax may have applied.

     Tax-Free USA Fund's performance has nearly matched that of the unmanaged Lehman Brothers Municipal Bond Index, a hypothetical portfolio of bonds that does not include the "real world" costs of buying and selling bonds or running a mutual fund.

TAX-FREE FUND'S LONG-TERM PERFORMANCE (10 YEARS)

[GRAPH]

                  Tax-Free        Tax-Free
                  USA Fund       Insured Fund
                  Class A          Class A     Lehman Brothers Municipal Index
Aug. '85        $ 9,597.68      $  9,509.02               $10,000
Dec. '85         10,011.30         9,932.94                10,699
Dec. '85         12,415.64       118,650.68                12,766
Dec. '85         12,057.83        11,843.99                12,958
Dec. '85         13,830.03        13,164.80                14,275
Dec. '85         15,457.90        14,537.66                15,815
Dec. '85         16,066.68        15,457.70                16,968
Dec. '85         18,120.66        17,389.65                19,028
Dec. '85         19,878.61        18,603.65                20,706
Dec. '85         22,188.59        20,345.25                23,249
Dec. '85         21,517.90        19,750.12                22,047
Aug. '85         23,413.75        21,362.19                24,403

Chart assumes $10,000 invested on August 31, 1985, and includes the impact of the 4.75% sales charge on Fund returns and the reinvestment of all dividends. The illustration does not show the impact of any applicable taxes.

For more complete performance information for both Funds, please see page 7.

TAX-FREE INSURED FUND

An investor who bought $10,000 worth of Tax-Free Insured A Class shares on August 31, 1985, and reinvested all dividends would have had holdings worth $21,362 as of August 31, 1995. As with Tax-Free USA Fund, much of this gain would have been achieved through compounding.

     Investors who choose Tax-Free Insured Fund are giving up some of the potential return available from long-term municipal bonds in exchange for a higher comfort level that comes from owning a portfolio of bonds whose principal and interest are insured in case of a default by the bond issuer. Consequently, Tax-Free Insured Fund A Class performance has not matched that of the Index, which includes bonds of all maturity and quality levels.

     While past performance doesn't guarantee future results, we believe these 10-year records - a period that includes the 1986 tax reform act and the implementation of the alternative minimum tax - illustrates the long-term potential of municipal bond investments.

                         TAX-FREE USA FUND PERFORMANCE
                      Total Return through August 31, 1995

           CLASS A (EST. 1984)
       AVERAGE ANNUAL TOTAL RETURNS
Lifetime                           +9.69%
Five Year                          +7.61%
One Year                           +1.68%
          Including Sales Charge


           CLASS B (EST. 1994)
       AVERAGE ANNUAL TOTAL RETURNS
Lifetime
   +5.51%                 Excluding Sales Charge
   +2.55%                 Including Sales Charge
One Year
   +5.88%                 Excluding Sales Charge
   +1.88%                 Including Sales Charge

                       TAX-FREE INSURED FUND PERFORMANCE
                      Total Return through August 31, 1995

           CLASS A (EST. 1984)
       AVERAGE ANNUAL TOTAL RETURNS
Lifetime                           +7.86%
Five Year                          +6.45%
One Year                           +1.28%
          Including Sales Charge

           CLASS B (EST. 1994)
       AVERAGE ANNUAL TOTAL RETURNS
Lifetime
   +6.01%                 Excluding Sales Charge
   +3.05%                 Including Sales Charge
One Year
   +6.16%                 Excluding Sales Charge
   +2.16%                 Including Sales Charge

RETURN AND SHARE VALUE OF BOTH FUNDS WILL FLUCTUATE WITH RISING AND FALLING INTEREST RATES SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. UP TO 20% OF THE ASSETS OF THE FUNDS MAY BE INVESTED IN MUNICIPAL SECURITIES THAT GENERATE INCOME SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

Class A returns reflect the impact of the 4.75% maximum sales charge, reinvestment of all distributions, and for periods after June 1, 1992, a 12b-1 fee of up to 0.30%.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4%. Lifetime performance "excluding sales charge" assumes the investment was not redeemed. Class B shares were initially offered on 5/2/94.

FINANCIAL
----------------
STATEMENTS
----------------


   DELAWARE GROUP TAX-FREE USA FUND
   STATEMENT OF NET ASSETS
   AUGUST 31, 1995

                                                                      PRINCIPAL          MARKET
                                                                       AMOUNT             VALUE
   MUNICIPAL BONDS - 98.55%
   HOSPITAL REVENUE BONDS - 8.31%
   Louisiana Public Facilities Authority Hospital
      Revenue (Southern Baptist Hosp., Inc.)
      (Escrowed to Maturity)
      8.00% 5/15/12   . . . . . . . . . . . . . . . . . . .           $9,500,000        $11,221,875
   Michigan State Hospital Finance Authority
      (Genesys Health System)
      8.125% 10/1/21  . . . . . . . . . . . . . . . . . . .            4,000,000          4,325,000
      7.50% 10/1/27   . . . . . . . . . . . . . . . . . . .            8,130,000          8,353,575
   Monroeville, Pennsylvania Hospital Authority
      (Forbes Health System)
      7.00% 10/1/13   . . . . . . . . . . . . . . . . . . .            3,000,000          3,082,500
   North Central Texas Health Facilities
      Devel. Corp. (University Medical
      Center Inc.) 8.20% 4/1/19   . . . . . . . . . . . . .            4,250,000          4,446,563
   Philadelphia Hospital & Higher Education
      Facilities Authority Hospital Revenue
      (Albert Einstein Medical Center)
      7.625% 4/1/11   . . . . . . . . . . . . . . . . . . .           15,000,000         15,975,000
      (Jeanes Health System Project)
      6.85% 7/1/22  . . . . . . . . . . . . . . . . . . . .            7,000,000          6,702,500
   Royal Oak, Michigan Hospital Finance Agency
      (William Beaumont Hospital)
      Series D, 6.75% 1/1/20  . . . . . . . . . . . . . . .           10,000,000         10,437,500
                                                                                        -----------
                                                                                         64,544,513
                                                                                        -----------
   Housing Revenue Bonds - 6.40%
   Alaska State Housing Finance Collateralized
      Mortgage Obligation (GNMA/FNMA)
      7.05% 6/1/25  . . . . . . . . . . . . . . . . . . . .            1,730,000          1,790,550
** Dade County Housing Finance Authority
      (GNMA)
      6.70% 4/1/28  . . . . . . . . . . . . . . . . . . . .            4,500,000          4,601,250
** Illinois Housing Development Authority
      (Homeowner Mortgage)
      7.125% 8/1/26   . . . . . . . . . . . . . . . . . . .            2,000,000          2,085,000
   Massachusetts State Housing Finance
      Agency Residential Development
      (FNMA)
      6.875% 11/15/11   . . . . . . . . . . . . . . . . . .            2,955,000          3,128,606
   Massachusetts State Housing Revenue
      Single Family Mortgage
      6.95% 6/1/16  . . . . . . . . . . . . . . . . . . . .            2,500,000          2,593,750
   Montgomery County, Pennsylvania
      Redevel. Authority Multi-Family
      Housing Revenue (KBF Assoc. L.P.)
      7.25% 7/1/25  . . . . . . . . . . . . . . . . . . . .            5,000,000          4,631,250

                                                                      PRINCIPAL          MARKET
                                                                       AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   HOUSING REVENUE BONDS (CONTINUED)
   New Mexico Mortgage Finance Authority
      Single Family Mortgage (GNMA)
      6.20% 7/1/26  . . . . . . . . . . . . . . . . . . . .           $5,000,000        $ 4,993,750
** Tennessee Housing Development Agency
      6.60% 7/1/25  . . . . . . . . . . . . . . . . . . . .            3,500,000          3,543,750
** Utah State Housing Finance Agency,
      Single Family Mortgage (FHA/VA)
      7.20% 1/1/27  . . . . . . . . . . . . . . . . . . . .            3,750,000          3,876,563
   Virginia State Housing Development Authority
      7.10% 1/1/25  . . . . . . . . . . . . . . . . . . . .            7,500,000          7,837,500
   ** 6.80% 1/1/27  . . . . . . . . . . . . . . . . . . . .            6,500,000          6,589,375
** Wisconsin Housing & Economic
      Development Authority Home
      Ownership 6.75% 9/1/25  . . . . . . . . . . . . . . .            3,950,000          4,043,813
                                                                                        -----------
                                                                                         49,715,157
                                                                                        -----------
   POLLUTION CONTROL REVENUE BONDS - 16.80%
   Appling County, Georgia Devel. Authority
      (Georgia Power Co.)
      10.60% 10/1/15  . . . . . . . . . . . . . . . . . . .            2,245,000          2,298,319
   Beaver County Industrial Development
      (Toledo Edison Co. Project)
      7.625% 5/1/20   . . . . . . . . . . . . . . . . . . .            7,500,000          7,659,375
   Buncombe County, North Carolina Industrial
      Facilities & Pollution Control
      Financing Authority (Wagner Electric
      Project) 7.125% 5/1/09  . . . . . . . . . . . . . . .            3,000,000          3,007,500
   Burke County, Georgia Devel. Authority
      (Georgia Power Co.)
      10.50% 11/1/15  . . . . . . . . . . . . . . . . . . .              565,000            581,244
      6.10% 4/1/25  . . . . . . . . . . . . . . . . . . . .            7,000,000          6,973,750
   Claiborne County, Mississippi
      (Middle South Energy, Inc.)
      9.50% 12/1/13   . . . . . . . . . . . . . . . . . . .            2,000,000          2,287,500
      8.25% 6/1/14  . . . . . . . . . . . . . . . . . . . .            7,365,000          8,101,500
      9.875% 12/1/14  . . . . . . . . . . . . . . . . . . .            1,000,000          1,155,000
      9.50% 4/1/16  . . . . . . . . . . . . . . . . . . . .            3,600,000          3,793,500
   Claiborne County, Mississippi Pollution
      Control Rev. Sys. Energy Resources
      7.30% 5/1/25  . . . . . . . . . . . . . . . . . . . .            3,000,000          3,108,750
   Clark County, Nevada Industrial Devel.
      Revenue (Nevada Power Co. Project)
      7.20% 10/1/22   . . . . . . . . . . . . . . . . . . .            9,000,000          9,416,250
   Heard County, Georgia Devel. Authority
      (Georgia Power Co.)
      8.00% 10/1/16   . . . . . . . . . . . . . . . . . . .            1,485,000          1,564,819
   Illinois Devel. Finance Authority
      (Central Illinois Public Service Co.)
      7.60% 3/1/14  . . . . . . . . . . . . . . . . . . . .            6,000,000          6,660,000
   Monroe County, Michigan
      (The Detroit Edison Co.)
      10.50% 12/1/16  . . . . . . . . . . . . . . . . . . .            4,500,000          4,696,875
   Ohio State Air Quality Devel. Authority
      (Cincinnati Gas & Elec. Co.)
      10.125% 12/1/15   . . . . . . . . . . . . . . . . . .            4,250,000          4,409,375

                                                                      PRINCIPAL          MARKET
                                                                       AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   POLLUTION CONTROL REVENUE BONDS
      (CONTINUED)
   Petersburg, Indiana
      (Indianapolis Power & Light Co.)
      9.625% 9/1/12   . . . . . . . . . . . . . . . . . . .          $ 1,500,000        $ 1,565,625
      6.10% 1/1/16  . . . . . . . . . . . . . . . . . . . .            6,625,000          6,682,969
      5.50% 10/1/23   . . . . . . . . . . . . . . . . . . .            4,000,000          3,740,000
      6.625% 12/1/24  . . . . . . . . . . . . . . . . . . .            9,350,000          9,840,875
   Pope County, Arkansas
      (Arkansas Power & Light Co.)
      11.00% 12/1/15  . . . . . . . . . . . . . . . . . . .            6,000,000          6,195,000
   Princeton, Indiana
      (Public Service Co. Of Indiana)
      7.60% 3/15/12   . . . . . . . . . . . . . . . . . . .            3,400,000          3,574,250
   Putnam County, Georgia Devel. Authority
      (Georgia Power Co.)
      8.375% 7/1/17   . . . . . . . . . . . . . . . . . . .            7,300,000          7,838,375
   Parish of Saint Charles, Louisiana
      Pollution Control (Louisiana Power & Light)
      8.25% 6/1/14  . . . . . . . . . . . . . . . . . . . .            1,350,000          1,490,063
   Parish of West Feliciana, Louisiana
      (Gulf States Utilities Co. Project)
      Series A, 7.50% 5/1/15  . . . . . . . . . . . . . . .           22,700,000         23,749,875
                                                                                       ------------
                                                                                        130,390,789
                                                                                       ------------
   POWER AUTHORITY REVENUE BONDS - 7.49%
   Georgia Municipal Electric Authority Series 86L
      0% 1/1/09   . . . . . . . . . . . . . . . . . . . . .            5,000,000          2,168,750
   Indiana Municipal Power Agency Power
      Supply Sys.Rev.
      5.50% 1/1/23 (MBIA)   . . . . . . . . . . . . . . . .            7,700,000          7,141,750
   Intermountain Power Agcy., Utah
      Series 86C, 7.50% 7/1/16  . . . . . . . . . . . . . .            3,815,000          4,000,981
      Series 87D, 0% 7/1/20   . . . . . . . . . . . . . . .           95,575,000         13,619,438
      Series 88B, 7.50% 7/1/21  . . . . . . . . . . . . . .            2,415,000          2,593,106
   Los Angeles, Calif. Dept. Wtr. & Pwr Electric
      5.25% 11/15/26 (FGIC)   . . . . . . . . . . . . . . .            6,750,000          5,931,563
   Lower Colorado River Authority, Texas
      Series B, 6.00% 1/1/15 (AMBAC)  . . . . . . . . . . .            5,000,000          5,037,500
   North Carolina Eastern Municipal Power Agcy.
      7.25% 1/1/21  . . . . . . . . . . . . . . . . . . . .            2,350,000          2,429,312
      6.00% 1/1/26  . . . . . . . . . . . . . . . . . . . .            3,030,000          2,810,325
   Northern Municipal Power Agcy., Minnesota
      Series A, 5.00% 1/1/21  . . . . . . . . . . . . . . .            8,500,000          7,246,250
   Orlando Fla. Util. Commission Rev. 94/A
      5.00% 10/1/20   . . . . . . . . . . . . . . . . . . .            2,650,000          2,318,750
   San Antonio, Texas Electric & Gas
      System Revenue Refunding
      Series 89, 7.00% 2/1/09   . . . . . . . . . . . . . .            1,010,000          1,076,913
   Washington State Public Power Supply
      System Nuclear Project #1, 7.50%
      7/1/15  . . . . . . . . . . . . . . . . . . . . . . .            1,645,000          1,778,656
                                                                                       ------------
                                                                                         58,153,294
                                                                                       ------------

                                                                      PRINCIPAL          MARKET
                                                                       AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   PRE-REFUNDED BONDS - 24.68%*
   Beaver County Industrial Devel. Authority
      Pennsylvania (Ohio Edison Co.)
      10.50% 10/1/15-95   . . . . . . . . . . . . . . . . .          $ 2,000,000        $ 2,070,000
   Cleveland, Ohio School Dist.
      9.00% 12/1/08-98  . . . . . . . . . . . . . . . . . .              800,000            929,000
   District of Columbia
      8.00% 6/1/05-96   . . . . . . . . . . . . . . . . . .            2,300,000          2,409,250
      7.875% 6/1/06-96  . . . . . . . . . . . . . . . . . .            7,350,000          7,699,125
      8.00% 6/1/07-97   . . . . . . . . . . . . . . . . . .              750,000            806,250
   Florida Department of Transportation Tpk.
      Revenue Series 89, 7.50% 7/1/19-99  . . . . . . . . .            5,000,000          5,662,500
   Florida State Board of Education
      7.25% 6/1/23-00   . . . . . . . . . . . . . . . . . .            2,555,000          2,915,894
   Georgia Municipal Electric Authority
      Series 86L 7.75% 1/1/18-97  . . . . . . . . . . . . .            1,250,000          1,335,938
   Harris County, Texas Toll Road Revenue
      Sr. Lien 8.125% 8/15/17-98  . . . . . . . . . . . . .            2,600,000          2,908,750
   Intermountain Power Agcy.,
      Utah Series 86A
      7.75% 7/1/17-96   . . . . . . . . . . . . . . . . . .            4,925,000          5,177,406
   Interstate South Metropolitan Dist.,
      (Arapahoe County) Colorado
      9.50% 12/1/06-96  . . . . . . . . . . . . . . . . . .            1,000,000          1,076,250
   Kentucky Turnpike Authority
      7.25% 5/15/10-00  . . . . . . . . . . . . . . . . . .            1,145,000          1,295,281
      7.25% 5/15/10-00  . . . . . . . . . . . . . . . . . .            6,855,000          7,754,719
   Mansfield, Texas Waterworks and Sewer
      Sys. Rev. 7.375% 8/1/07-97  . . . . . . . . . . . . .            2,920,000          3,091,550
   Massachusetts State General Obligation
      Series C
      7.50% 12/1/07-00  . . . . . . . . . . . . . . . . . .            3,295,000          3,822,200
      7.50% 12/1/07-00  . . . . . . . . . . . . . . . . . .            3,320,000          3,851,200
   Massachusetts Water Resource Authority
      7.50% 4/1/09-00   . . . . . . . . . . . . . . . . . .            1,080,000          1,235,250
      7.50% 4/1/16-00   . . . . . . . . . . . . . . . . . .            7,300,000          8,349,375
      7.00% 4/1/18-00   . . . . . . . . . . . . . . . . . .           14,510,000         16,287,475
   Metropolitan Atlanta Rapid Transit Authority,
      Georgia, Sales Tax Series L,
      7.20% 7/1/20-99 (AMBAC)   . . . . . . . . . . . . . .            2,000,000          2,240,000
   Metropolitan Transportation Authority,
      New York Series F,
      8.375% 7/1/16-96  . . . . . . . . . . . . . . . . . .            7,445,000          7,873,088
   Monroe County, Georgia Devel. Authority
      (Georgia Power Co.)
      10.50% 9/1/15-95  . . . . . . . . . . . . . . . . . .            1,120,000          1,142,400
   Monroe County, Michigan
      (The Detroit Edison Co.)
      10.125% 9/1/05-95   . . . . . . . . . . . . . . . . .            2,200,000          2,255,000
   New Hampshire State Turnpike
      System Revenue
      7.375% 4/1/12-00  . . . . . . . . . . . . . . . . . .            3,000,000          3,416,250
      8.375% 11/1/17-97   . . . . . . . . . . . . . . . . .            6,750,000          7,467,188
      7.40% 4/1/20-00   . . . . . . . . . . . . . . . . . .           11,675,000         13,294,906

                                                                      PRINCIPAL          MARKET
                                                                       AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   PRE-REFUNDED BONDS (CONTINUED)
   New York City Municipal Water Finance Authority,
      New York Water and Sewer
      Sys. Revenue
      7.625% 6/15/16-97   . . . . . . . . . . . . . . . . .          $ 2,000,000        $ 2,155,000
      8.25% 6/15/16-97  . . . . . . . . . . . . . . . . . .              700,000            764,750
      6.00% 6/15/20-00  . . . . . . . . . . . . . . . . . .            1,675,000          1,792,250
   New York City, New York Gen. Obligation
      8.50% 11/1/11-97  . . . . . . . . . . . . . . . . . .            3,000,000          3,318,750
   North Carolina Eastern Municipal Power Agcy.
      7.50% 1/1/15-97   . . . . . . . . . . . . . . . . . .            1,425,000          1,517,625
      7.25% 1/1/21-97   . . . . . . . . . . . . . . . . . .              350,000            371,875
      7.25% 1/1/23-99   . . . . . . . . . . . . . . . . . .            2,000,000          2,222,500
   North Carolina Municipal Power Agcy. #1 -
      Catawba 7.875% 1/1/19-98  . . . . . . . . . . . . . .            4,565,000          5,032,913
   Orlando-Orange County, Florida
      Expressway Authority
      Series 86 Jr. Lien,
         7.50% 7/1/16-96  . . . . . . . . . . . . . . . . .            3,155,000          3,312,750
   Philadelphia, Pennsylvania Regional
      Port Authority Lease Revenue
      7.15% 8/1/20-00 (MBIA)  . . . . . . . . . . . . . . .            1,050,000          1,178,625
   Salt River Project Agricultural Improvement
      & Power Dist. (Arizona)
      Series 90A, 7.25% 1/1/19-00   . . . . . . . . . . . .            2,750,000          3,107,500
      Series 89A, 7.50% 1/1/27-97   . . . . . . . . . . . .            9,455,000         10,069,575
   San Antonio, Texas Electric & Gas Sys. Rev.
      Refunding Series 89,
      7.00% 2/1/09-99   . . . . . . . . . . . . . . . . . .            8,990,000          9,866,525
   Seattle, Washington Metropolitan Municipality
      7.20% 1/1/20-97   . . . . . . . . . . . . . . . . . .            2,630,000          2,791,088
   Seattle, Washington Municipality Metropolitan
      Seattle Sewer Devel.
      Series S, 7.375% 1/1/30-98  . . . . . . . . . . . . .            4,000,000          4,360,000
   Snohomish County, Washington Public
      Utility Dist. #1
      8.00% 1/1/15-97   . . . . . . . . . . . . . . . . . .           10,500,000         11,248,125
   Tacoma, Washington Department of
      Public Utilities-Light Division U-92
      9.375% 1/1/15-96  . . . . . . . . . . . . . . . . . .            1,660,000          1,722,250
   University of California
      (Seismic Safety Projects)
      7.30% 9/1/20-98   . . . . . . . . . . . . . . . . . .            5,000,000          5,531,250
   Washington State Public Power Supply
      System Nuclear Project
      #1, 7.50% 7/1/15-99   . . . . . . . . . . . . . . . .            2,535,000          2,861,381
      #3, 7.25% 7/1/15-00   . . . . . . . . . . . . . . . .            1,760,000          1,984,400
                                                                                       ------------
                                                                                        191,575,377
                                                                                       ------------
   TRANSPORTATION REVENUE BONDS - 11.67%
   Atlanta, Georgia Special Purpose Facilities
      Revenue (Delta Airlines Project)
      Series B, 7.50% 12/1/19   . . . . . . . . . . . . . .            1,500,000          1,565,625
   Chesapeake Bay Bridge & Tunnel
      5.75% 7/1/25 (MBIA)   . . . . . . . . . . . . . . . .            3,820,000          3,714,950

                                                                      PRINCIPAL          MARKET
                                                                       AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   TRANSPORTATION REVENUE BONDS (CONTINUED)
   City of Chicago, Illinois O'Hare Int'l. Airport
      5.00% 1/1/16 (MBIA)   . . . . . . . . . . . . . . . .          $ 5,000,000        $ 4,393,750
   City of Chicago, Illinois Skyway Toll Brdg.
      Reve. Ref 6.75% 1/1/17  . . . . . . . . . . . . . . .            3,300,000          3,341,250
** Dallas-Fort Worth, Texas Int'l. Airport
      (American Airlines, AMT)
      7.50% 11/1/25   . . . . . . . . . . . . . . . . . . .            8,250,000          8,693,438
   Foothill/Eastern Transportation California
      Toll Road
      0.00% 1/1/05  . . . . . . . . . . . . . . . . . . . .            1,000,000            540,000
      6.00% 1/1/34  . . . . . . . . . . . . . . . . . . . .           14,650,000         13,349,813
   Illinois State Toll Hwy. Authority
      6.75% 1/1/09  . . . . . . . . . . . . . . . . . . . .              940,000            962,325
   Indiana State Toll Finance Authority
      7.00% 7/1/07  . . . . . . . . . . . . . . . . . . . .            2,000,000          2,077,500
      6.00% 7/1/15  . . . . . . . . . . . . . . . . . . . .            3,000,000          2,932,500
** Indianapolis Indiana Airport Authority
      (Federal Express Project)
      7.10% 1/15/17   . . . . . . . . . . . . . . . . . . .            7,800,000          8,170,500
   Kenton County, Kentucky Airport
      (Delta Airlines)
   ** Series 92A 7.50% 2/1/12   . . . . . . . . . . . . . .            2,000,000          2,110,000
      Series 92B 7.25% 2/1/22   . . . . . . . . . . . . . .            4,250,000          4,451,875
   Oklahoma Turnpike Authority
      1st Sr. Rev. Series 89
      6.00% 1/1/22  . . . . . . . . . . . . . . . . . . . .           13,535,000         13,568,838
   Oklahoma Turnpike Authority
      1st Sr. Rev. Series 89
      6.00% 1/1/22  . . . . . . . . . . . . . . . . . . . .            7,465,000          7,502,325
   Orlando-Orange County, Florida
      Expressway Authority
      (Escrowed to Maturity)
      Sr. Lien, 7.625% 7/1/18 (AMBAC)   . . . . . . . . . .              715,000            794,536
   San Mateo County, California Trans. Series A
      5.00% 6/1/08 (MBIA)   . . . . . . . . . . . . . . . .            2,000,000          1,922,500
   State of Michigan Comprehensive
      Transportation Rev.
      5.50% 5/15/22   . . . . . . . . . . . . . . . . . . .            1,000,000            922,500
   Tulsa, Oklahoma Municipal Airport
      (American Airlines)
      7.35% 12/1/11   . . . . . . . . . . . . . . . . . . .            5,000,000          5,318,750
      9.50% 6/1/20  . . . . . . . . . . . . . . . . . . . .            4,100,000          4,217,875
                                                                                       ------------
                                                                                         90,550,850
                                                                                       ------------
   WASTE DISPOSAL REVENUE BONDS - 8.54%
** Ashland, Kentucky Sewer & Solid Waste
      Revenue (Ashland, Inc. Project)
      7.125% 2/1/22   . . . . . . . . . . . . . . . . . . .           13,200,000         13,810,500
   Broward County, Florida Resource Recovery
      (South Project/Allied Signal) Series 84,
      7.95% 12/1/08   . . . . . . . . . . . . . . . . . . .            3,670,000          4,101,225
** Marion County, West Virginia County
      Commonwealth Solid Waste Disposal
      Facilities Revenue (American Power
      Paper Recycling Project)
      7.75% 12/1/11   . . . . . . . . . . . . . . . . . . .           18,000,000         16,402,500

                                                                      PRINCIPAL          MARKET
                                                                       AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   WASTE DISPOSAL REVENUE BONDS (CONTINUED)
** Massachusetts Industrial Finance Agency
      Solid Waste Disposal Mass. Recycling
      Associates Project (Fitchburg)
      9.00% 8/1/16  . . . . . . . . . . . . . . . . . . . .          $30,750,000        $31,980,000
                                                                                        -----------
                                                                                         66,294,225
                                                                                        -----------
   WATER AND SEWER REVENUE BONDS -
      5.21%
   Hilton Head Public Service District Water
      & Sewer 5.50% 8/1/20 (MBIA)   . . . . . . . . . . . .            3,000,000          2,865,000
   Massachusetts Water Resources Authority
      6.00% 4/1/20  . . . . . . . . . . . . . . . . . . . .            6,200,000          6,138,000
      5.75% 12/1/21 (MBIA)  . . . . . . . . . . . . . . . .            3,750,000          3,632,813
   Minnesota Public Facilities Authority
      (Water Pollution Control)
      Series 90A, 7.10% 3/1/12  . . . . . . . . . . . . . .            4,000,000          4,335,000
   Norfolk, Virginia Water Rev.
      5.875% 11/1/20 (MBIA)   . . . . . . . . . . . . . . .            4,000,000          3,980,000
   Orlando, Florida Utilities Commission
      Water and Electric
      5.50% 10/1/26   . . . . . . . . . . . . . . . . . . .            9,000,000          8,392,500
** Pennsylvania Economic Development
      Financing Authority Wastewater Treatment
      (Sun Co. R&M Project)
      7.60% 12/1/24   . . . . . . . . . . . . . . . . . . .            6,000,000          6,532,500
   St. Augustine, Florida Water and Sewer
      Revenue 8.125% 10/1/12  . . . . . . . . . . . . . . .            3,000,000          3,135,000
   Texas Water Resources Finance Authority
      Revenue 7.50% 8/15/13
      (AMBAC)   . . . . . . . . . . . . . . . . . . . . . .            1,300,000          1,394,250
                                                                                        -----------
                                                                                         40,405,063
                                                                                        -----------
   OTHER REVENUE BONDS - 8.11%
   Delaware County, Pennsylvania Authority
      (Main Line & Haverford Nursing)
      9.00% 8/1/22  . . . . . . . . . . . . . . . . . . . .            2,000,000          2,135,000
   Delaware State Economic Devel. Authority
      (Peninsula United Methodist Homes, Inc.)
      8.50% 5/1/22  . . . . . . . . . . . . . . . . . . . .            3,500,000          3,657,500
   District of Columbia Higher Education
      Revenue (Georgetown University)
      7.15% 4/1/21  . . . . . . . . . . . . . . . . . . . .            7,000,000          7,516,250
   Indianapolis, Indiana Local Public
      Improvement Bond Bank,
      Series 1992D, 6.50% 2/1/22  . . . . . . . . . . . . .            1,500,000          1,505,625
   Kirbyville, Texas Health Facilities Devel.
      Corp., Health Facilities Devel. Rev.
      (Heartway-III Corp. Project)
      Mandatory Put 3/20/18
      11.25% 3/20/21  . . . . . . . . . . . . . . . . . . .            2,280,000          1,482,000
** Luzerne County, Pennsylvania Industrial
      Development Authority
      (Pennsylvania Gas & Water Co. Project)
      7.00% 12/1/17 (AMBAC)   . . . . . . . . . . . . . . .            4,000,000          4,435,000

                                                                      PRINCIPAL          MARKET
                                                                       AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   OTHER REVENUE BONDS (CONTINUED)
   Michigan State University Rev.
      5.50% 8/15/22   . . . . . . . . . . . . . . . . . . .          $ 3,000,000        $ 2,816,250
   New Hampshire Higher Educational &
      Health Facilities
      5.75% 7/1/24 (MBIA)   . . . . . . . . . . . . . . . .            4,390,000          4,252,813
   Orange County, Florida Tourist Devel.
      Tax Rev.
      6.00% 10/1/16 (AMBAC)   . . . . . . . . . . . . . . .            2,000,000          2,017,500
   Orleans Levee Dist. Louisiana
      8.25% 11/1/15   . . . . . . . . . . . . . . . . . . .              750,000            771,563
   Tampa, Florida (Florida Aquarium Project)
      7.75% 5/1/27  . . . . . . . . . . . . . . . . . . . .           20,000,000         20,750,000
   Tampa, Florida Capital Improvement
      Program Rev. 8.375% 10/1/18   . . . . . . . . . . . .            4,905,000          5,266,744
   Valdez Alaska Marine Terminal BP Pipeline Inc.
      Project Rev. Ref. 5.50% 10/1/28   . . . . . . . . . .            7,000,000          6,378,750
                                                                                       ------------
                                                                                         62,984,995
                                                                                       ------------
   GENERAL OBLIGATIONS BONDS - 1.34%
   Florida State Board of Education
      5.25% 6/1/23  . . . . . . . . . . . . . . . . . . . .            1,815,000          1,649,381
      7.25% 6/1/23  . . . . . . . . . . . . . . . . . . . .            2,445,000          2,717,006
   North Slope Borough, Alaska
      8.35% 6/30/98   . . . . . . . . . . . . . . . . . . .            2,500,000          2,750,000
   Texas State GO (Veterans Land Bank),
      7.40% 12/1/20   . . . . . . . . . . . . . . . . . . .            3,000,000          3,281,250
                                                                                       ------------
                                                                                         10,397,637
                                                                                       ------------
   TOTAL MUNICIPAL BONDS
      (cost $712,165,121)   . . . . . . . . . . . . . . . .                             765,011,900
                                                                                       ------------

   VARIABLE RATE DEMAND NOTES - 1.13%
   Allegheny County, Pennsylvania Hospital
      (Ear & Eye Properties Corp.)
      3.60% 2/1/15  . . . . . . . . . . . . . . . . . . . .            3,180,000          3,180,000
   Montgomery, Alabama Special Care
      Facilities Financing Authority,
      Series A 3.55% 12/1/30 (AMBAC)  . . . . . . . . . . .            1,770,000          1,770,000
      Series B 3.55% 12/1/30 (AMBAC)  . . . . . . . . . . .            1,130,000          1,130,000
      Series D 3.55% 12/1/30 (AMBAC)  . . . . . . . . . . .            1,000,000          1,000,000
      Series G 3.55% 12/1/30 (AMBAC)  . . . . . . . . . . .              800,000            800,000
   New York City General Obligation
      3.60% 10/1/20 (FGIC)  . . . . . . . . . . . . . . . .              800,000            800,000
   New York City Municipal Water and
      Sewer System
      3.60% 6/15/25 (FGIC)  . . . . . . . . . . . . . . . .              100,000            100,000
                                                                                       ------------
   TOTAL VARIABLE RATE DEMAND NOTES
      (cost $8,780,000)   . . . . . . . . . . . . . . . . .                               8,780,000
                                                                                       ------------

                                                                                          MARKET
                                                                                           VALUE
   TOTAL MARKET VALUE OF SECURITIES OWNED -
      99.68% (COST $720,945,121)  . . . . . . . . . . . . . . . . . . . . . . .        $773,791,900
   RECEIVABLES AND OTHER ASSETS NET OF
      LIABILITIES - 0.32%   . . . . . . . . . . . . . . . . . . . . . . . . . .           2,457,453
                                                                                       ------------

   NET ASSETS APPLICABLE TO 62,849,328 TAX-FREE USA
      FUND A CLASS AND 1,473,239 TAX-FREE USA FUND
      B CLASS SHARES ($.01 PAR VALUE) OUTSTANDING;
      EQUIVALENT TO $12.07 PER SHARE - 100.00%  . . . . . . . . . . . . . . . .        $776,249,353
                                                                                       ============

   -----------------
   * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   ** These Securities are subject to the federal alternative minimum tax.

      AMBAC - Insured by AMBAC Indemnity Corporation.

      FGIC - Insured by the Financial Guaranty Insurance Company.

      MBIA - Insured by the Municipal Bond Insurance Association.

   COMPONENTS OF NET ASSETS:
   Common stock, $.01 par value, 500,000,000
      shares authorized to the Tax-Free USA Fund  . . . . . . . . . . . . . . .        $720,889,749
   Accumulated undistributed:
      Net realized gain on investments  . . . . . . . . . . . . . . . . . . . .           2,512,825
      Net unrealized appreciation of investments  . . . . . . . . . . . . . . .          52,846,779
                                                                                       ------------
      Total net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $776,249,353
                                                                                       ============

                             See accompanying notes


   DELAWARE GROUP TAX-FREE INSURED FUND
   STATEMENT OF NET ASSETS
   AUGUST 31, 1995

                                                                       PRINCIPAL          MARKET
                                                                        AMOUNT             VALUE
   MUNICIPAL BONDS - 97.50%
   Transportation Revenue Bond - 18.88%
   Chicago O'Hare International Airport
      (Illinois) 5.00% 1/1/16 (MBIA)  . . . . . . . . . . .           $5,000,000        $ 4,393,750
   Illinois Regional Transportation Authority
      Series D 6.75% 6/1/25 (FGIC)  . . . . . . . . . . . .            7,970,000          8,537,863
   Massachusetts Bay Transportation Authority
      5.75% 3/1/22 (FGIC)   . . . . . . . . . . . . . . . .            2,370,000          2,284,088
   Tulsa International Airport (Oklahoma)
      General Revenue, Consolidated
      Fixed Rate Series
      7.50% 6/1/08 (MBIA)   . . . . . . . . . . . . . . . .            1,500,000          1,627,500
                                                                                        -----------
                                                                                         16,843,201
                                                                                        -----------
   HIGHER EDUCATION REVENUE BONDS - 4.71%
   Delaware County Pennsylvania Authority
      University (Villanova University)
      5.80% 8/1/25 (AMBAC)  . . . . . . . . . . . . . . . .            1,600,000          1,568,000
   Massachusetts State Health & Educational
      Facilities Authority (Boston College)
      6.625% 7/1/21 (FGIC)  . . . . . . . . . . . . . . . .            2,500,000          2,631,250
                                                                                        -----------
                                                                                          4,199,250
                                                                                        -----------

                                                                       PRINCIPAL          MARKET
                                                                        AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   HOSPITAL REVENUE BONDS - 7.08%
   Fort Wayne Indiana Hospital Authority
      (Parkview Memorial Hospital)
      6.40% 11/15/22 (MBIA)   . . . . . . . . . . . . . . .           $2,250,000         $2,300,625
   Michigan State Hospital Finance Authority
      (Genesys Health System)
      7.50% 10/1/27   . . . . . . . . . . . . . . . . . . .            3,000,000          3,082,500
   Monroeville, Pennsylvania Hospital Authority
      Hospital Revenue (Forbes Health
      System) 7.00% 10/1/03   . . . . . . . . . . . . . . .              865,000            932,038
                                                                                        -----------
                                                                                          6,315,163
                                                                                        -----------
   HOUSING REVENUE BOND - 6.93%
   California Housing Finance Agcy.
      6.85% 8/1/23 (MBIA)   . . . . . . . . . . . . . . . .            3,860,000          4,028,875
   Michigan State Housing Devel. Authority
      Multi-Family Insured Housing
      8.875% 7/1/17 (FGIC)  . . . . . . . . . . . . . . . .            1,000,000          1,030,000
   New Mexico Mtge. Finance Authority Single
      Family Mtge.
      9.25% 7/1/12 (FGIC)   . . . . . . . . . . . . . . . .               50,000             51,500
      6.20% 7/1/26 (GNMA)   . . . . . . . . . . . . . . . .            1,000,000            998,750
   Rhode Island Housing and Mtge. Finance
      Corp. Single Family Mtge.
      9.30% 7/1/04 (FGIC)   . . . . . . . . . . . . . . . .               24,000             24,510
   St. Louis County, Missouri Single Family
      Mtge. 9.25% 10/1/16 (AMBAC)   . . . . . . . . . . . .               45,000             46,969
                                                                                        -----------
                                                                                          6,180,604
                                                                                        -----------
   POLLUTION CONTROL REVENUE BONDS - 8.33%
   Northampton County, Pennsylvania
      Industrial Development Authority
      (Citizen's Utilities Co.) 6.95%
      8/1/15  . . . . . . . . . . . . . . . . . . . . . . .            1,000,000          1,061,250
   Ohio State Air Quality Devel. Authority
      (Ohio Edison) 7.45% 3/1/16
      (FGIC)  . . . . . . . . . . . . . . . . . . . . . . .            2,000,000          2,227,500
   Salem County, New Jersey (Public Service
      Electric & Gas Co.)
      6.55% 10/1/29 (MBIA)  . . . . . . . . . . . . . . . .            4,000,000          4,140,000
                                                                                        -----------
                                                                                          7,428,750
                                                                                        -----------
   POWER AUTHORITY REVENUE BONDS - 7.77%
   Georgia Municipal Electric Authority
      8.10% 1/1/12 (BIGI)   . . . . . . . . . . . . . . . .            2,000,000          2,127,500
   Indiana Municipal Power Agcy.
      5.50% 1/1/23 (MBIA)   . . . . . . . . . . . . . . . .            4,500,000          4,173,750
   Intermountain Power Agcy., Utah
      7.25% 7/1/17 (FGIC)   . . . . . . . . . . . . . . . .              600,000            626,250
                                                                                        -----------
                                                                                          6,927,500
                                                                                        -----------
   PRE-REFUNDED BONDS* - 14.47%
   Allegheny County, Pennsylvania Sanitary
      Authority 7.50% 12/1/16-99
      (FGIC)  . . . . . . . . . . . . . . . . . . . . . . .              750,000            833,438
   Brownsville, Texas Utilities System Authority
      Revenue 7.50% 9/1/09-96 (FGIC)  . . . . . . . . . . .              400,000            422,000
   Chicago, Illinois Public Building Commission
      (Chicago Board of Education) Series A,
      7.75% 1/1/06-99 (FGIC)  . . . . . . . . . . . . . . .              500,000            562,500

                                                                      PRINCIPAL          MARKET
                                                                       AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   PRE-REFUNDED BONDS (CONTINUED)
   Heartland, South Dakota Consumers Power
      Dist. Electric Revenue 7.875%
      1/1/06-97 (AMBAC)   . . . . . . . . . . . . . . . . .           $  900,000         $  963,000
   Lewisville, Texas Water & Sewer
      8.00% 2/15/04-97 (AMBAC)  . . . . . . . . . . . . . .            1,005,000          1,061,531
      8.05% 2/15/05-97 (AMBAC)  . . . . . . . . . . . . . .              335,000            354,263
   Louisiana Public Facilities Authority Health
      & Education Capital Facilities Revenue
      (Our Lady of the Lake Regional
      Medical Center)
      8.20% 12/1/15-98 (BIGI)   . . . . . . . . . . . . . .              800,000            894,000
   North Carolina Eastern Municipal Power
      Agcy. 7.25% 1/1/22-97 (FGIC)  . . . . . . . . . . . .              750,000            796,875
   Pennsylvania Turnpike Commission Revenue
      7.625% 12/1/17-98 (FGIC)  . . . . . . . . . . . . . .            2,425,000          2,719,031
   Snohomish County, Washington Public
      Utility Dist. #1 7.375% 1/1/19-97
      (BIGI)  . . . . . . . . . . . . . . . . . . . . . . .            1,625,000          1,728,594
   Washington State Public Power Supply
      System (Nuclear Project #3)
      7.25% 7/1/16-99 (BIGI)  . . . . . . . . . . . . . . .            2,300,000          2,576,000
                                                                                        -----------
                                                                                         12,911,232
                                                                                        -----------
   WATER & SEWER REVENUE BONDS - 12.69%
   Austin, Texas Combined Utilities System
      Series 90A
      6.00% 5/15/15 (FGIC)  . . . . . . . . . . . . . . . .            1,275,000          1,282.969
   Hilton Head Public Service District #1
      South Carolina Waterworks &
      Sewer Systems. 5.50% 8/1/20
      (MBIA)  . . . . . . . . . . . . . . . . . . . . . . .            2,000,000          1,910,000
   Massachusetts Water Resources Authority
      5.75% 12/1/21 (MBIA)  . . . . . . . . . . . . . . . .            2,000,000          1,937,500
   Norfolk Virginia Water Authority
      5.875% 11/1/20 (MBIA)   . . . . . . . . . . . . . . .            1,000,000            995,000
   Ohio State Water Devel. Authority
      9.375% 12/1/18 (AMBAC)  . . . . . . . . . . . . . . .               26,000             26,975
   Seattle, Washington Municipality
      Metropolitan Seattle Sewer Revenue
      Series U, 6.60% 1/1/32 (FGIC)   . . . . . . . . . . .            5,000,000          5,168,750
                                                                                        -----------
                                                                                         11,321,194
                                                                                        -----------
   OTHER REVENUE BONDS - 11.96%
** Luzerne County Industrial Development
      Authority (Pennsylvania Gas & Water Co.
      Project) 7.00% 12/1/17 (AMBAC)  . . . . . . . . . . .            1,000,000          1,108,750
** Massachusetts State Industrial Finance
      Agcy. Solid Waste Disposal
      (Massachusetts Recycling Associates
      Project - Fitchburg)
      9.00% 8/1/16  . . . . . . . . . . . . . . . . . . . .            4,250,000          4,420,000
   Michigan State Trunk Line
      Series 92A, 5.50% 10/1/21
         (AMBAC)  . . . . . . . . . . . . . . . . . . . . .            2,500,000          2,325,000
      Series 92B, 5.50% 10/1/21
         (MBIA)   . . . . . . . . . . . . . . . . . . . . .            3,000,000          2,812,500
                                                                                        -----------
                                                                                         10,666,250
                                                                                        -----------

                                                                       PRINCIPAL          MARKET
                                                                        AMOUNT             VALUE
   MUNICIPAL BONDS (CONTINUED)
   GENERAL OBLIGATION BONDS - 4.68%
   Chicago, Illinois
      Series 86A, 7.25% 1/1/06 (MBIA)   . . . . . . . . . .           $  500,000         $  521,250
      Series 86B, 7.25% 1/1/06 (MBIA)   . . . . . . . . . .              500,000            521,250
   Louisiana State General Obligation
      7.00% 8/1/02  . . . . . . . . . . . . . . . . . . . .            1,000,000          1,060,000
   Orleans Parish, Louisiana School Board,
      Public School Capital Funding
      7.00% 6/1/09 (MBIA)   . . . . . . . . . . . . . . . .            2,000,000          2,072,500
                                                                                        -----------
                                                                                          4,175,000
                                                                                        -----------
   TOTAL MUNICIPAL BONDS
      (cost $82,574,787)  . . . . . . . . . . . . . . . . .                              86,968,144
                                                                                        -----------

   VARIABLE RATE DEMAND NOTES - 0.67%
   Allegheny County, Pennsylvania Hospital
      Devel. Auth. (Presbyterian Health
      Center) Series B, 3.60% 3/1/18  . . . . . . . . . . .              100,000            100,000
   Allegheny County, Pennsylvania Industrial
      Devel. Auth. (Eye & Ear Properties Corp.)
      3.60% 2/1/15  . . . . . . . . . . . . . . . . . . . .              500,000            500,000
                                                                                        -----------
   TOTAL VARIABLE RATE DEMAND NOTES
      (cost $600,000)   . . . . . . . . . . . . . . . . . .                                 600,000
                                                                                        -----------

   TOTAL MARKET VALUE OF SECURITIES OWNED - 98.17%
      (cost $83,174,787)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          87,568,144
                                                                                        -----------
   RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES
      - 1.83%   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,635,587
                                                                                        -----------
   NET ASSETS APPLICABLE TO 7,849,869 TAX-FREE
      INSURED FUND A CLASS AND 221,493 TAX-FREE
      INSURED FUND B CLASS SHARES ($.01 par value)
      OUTSTANDING; EQUIVALENT TO $11.05 PER SHARE
      - 100.00%   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $89,203,731
                                                                                        ===========

   -----------------
   * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

  **  This security is subject to the federal alternative minimum tax.

      AMBAC - Insured by the AMBAC Indemnity Corporation.

      BIGI - Insured by the Bond Investors Guaranty Insurance Company.

      FGIC - Insured by the Financial Guaranty Insurance Company.

      MBIA - Insured by the Municipal Bond Insurance Association.

   COMPONENTS OF NET ASSETS
   Common stock, $.01 par value, 500,000,000 shares
      authorized to the Tax-Free Insured Fund   . . . . . . . . . . . . . . . .         $84,800,928
   Accumulated undistributed:
      Net realized gain on investments  . . . . . . . . . . . . . . . . . . . .               9,446
      Net unrealized appreciation of investments  . . . . . . . . . . . . . . .           4,393,357
                                                                                        -----------
   Total net assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $89,203,731
                                                                                        ===========


                             See accompanying notes

   DELAWARE GROUP TAX-FREE FUND, INC.
   STATEMENT OF OPERATIONS
   YEAR ENDED AUGUST 31, 1995

                                                                      TAX-FREE           TAX-FREE
                                                                      USA FUND         INSURED FUND
                                                                     -----------       ------------
   INVESTMENT INCOME:
   Interest   . . . . . . . . . . . . . . . . . . . . . . .          $53,570,933         $6,072,946
                                                                     -----------         ----------
   EXPENSES:
   Management fees  . . . . . . . . . . . . . . . . . . . .            4,388,886            523,070
   Distribution expenses  . . . . . . . . . . . . . . . . .            1,443,879            173,740
   Registration fees  . . . . . . . . . . . . . . . . . . .               39,673             21,050
   Dividend disbursing and transfer agent fees
      and expenses  . . . . . . . . . . . . . . . . . . . .              496,851             60,234
   Reports and statements to shareholders   . . . . . . . .               87,781             11,736
   Professional fees  . . . . . . . . . . . . . . . . . . .               55,627             15,459
   Custodian fees   . . . . . . . . . . . . . . . . . . . .               45,810             18,271
   Salaries expenses  . . . . . . . . . . . . . . . . . . .              191,771             22,824
   Taxes (other than taxes on income)   . . . . . . . . . .               50,750              4,260
   Directors' fees  . . . . . . . . . . . . . . . . . . . .                7,824              7,824
   Other  . . . . . . . . . . . . . . . . . . . . . . . . .              106,667             21,387
                                                                     -----------         ----------
                                                                       6,915,519            879,855
                                                                     -----------         ----------
   NET INVESTMENT INCOME  . . . . . . . . . . . . . . . . .           46,655,414          5,193,091
                                                                     -----------         ----------

   NET REALIZED GAIN AND UNREALIZED
      LOSS ON INVESTMENTS:
   Net realized gain from security transactions   . . . . .            5,528,096            942,322
   Net unrealized depreciation of investments
      during the period   . . . . . . . . . . . . . . . . .           (3,462,957)          (753,311)
                                                                     -----------         ----------
   NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS  . . . . . . . . . . . . . . . . . . .            2,065,139            189,008
                                                                     -----------         ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS   . . . . . . . . . . . . .          $48,720,553         $5,382,102
                                                                     ===========         ==========

                                                                       TAX-FREE           TAX-FREE
                                                                       USA FUND         INSURED FUND
                                                                        CLASS A            CLASS A
                                                                      -----------        ----------
   COMPUTATION OF NET ASSET VALUE
      AND OFFERING PRICE
   Net asset value per share (A)  . . . . . . . . . . . . .               $12.07             $11.05
   Sales charges (4.75% of offering price,
      4.97% and 4.98% of amount
      invested per share, respectively (B)  . . . . . . . .                  .60                .55
                                                                         -------            -------
   Offering price   . . . . . . . . . . . . . . . . . . . .               $12.67             $11.60
                                                                         =======            =======

   -----------------
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

   (B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes


   DELAWARE GROUP TAX-FREE FUND, INC.
   STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED 8/31/95
                                                                     -------------------------------
                                                                       TAX-FREE           TAX-FREE
                                                                       USA FUND         INSURED FUND
                                                                     -----------        ------------
   OPERATIONS:
   Net investment income  . . . . . . . . . . . . . . . . .         $ 46,655,414        $ 5,193,091
   Net realized gain from
      security transactions   . . . . . . . . . . . . . . .            5,528,096            942,322
   Net unrealized depreciation
      during the period   . . . . . . . . . . . . . . . . .           (3,462,957)          (753,311)
                                                                    ------------        -----------
   Net increase in net assets resulting
      from operations   . . . . . . . . . . . . . . . . . .           48,720,553          5,382,102
                                                                    ------------        -----------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class A   . . . . . . . . . . . . . . . . . . . . . .          (46,114,506)        (5,114,142)
      Class B   . . . . . . . . . . . . . . . . . . . . . .             (540,908)           (78,949)
                                                                    ------------        -----------
                                                                     (46,655,414)        (5,193,091)
                                                                    ------------        -----------

   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
      Class A   . . . . . . . . . . . . . . . . . . . . . .          103,815,190          8,036,953
      Class B   . . . . . . . . . . . . . . . . . . . . . .           15,377,684          1,779,510
   Net asset value of shares issued upon
      reinvestment of dividends from
      net investment income:
      Class A   . . . . . . . . . . . . . . . . . . . . . .           25,638,950          2,632,048
      Class B   . . . . . . . . . . . . . . . . . . . . . .              276,926             42,458
                                                                    ------------        -----------
                                                                     145,108,750         12,490,969
                                                                    ------------        -----------
   Cost of shares repurchased:
      Class A   . . . . . . . . . . . . . . . . . . . . . .         (118,618,699)       (15,303,455)
      Class B   . . . . . . . . . . . . . . . . . . . . . .           (2,038,759)          (233,595)
                                                                    ------------        -----------
                                                                    (120,657,458)       (15,537,050)
                                                                    ------------        -----------
   Increase (decrease) in net assets derived
      from capital share transactions   . . . . . . . . . .           24,451,292         (3,046,081)
                                                                    ------------        -----------
   INCREASE (DECREASE) IN NET ASSETS  . . . . . . . . . . .           26,516,431         (2,857,070)

   NET ASSETS:
   Beginning of period  . . . . . . . . . . . . . . . . . .          749,732,922         92,060,801
                                                                    ------------        -----------
   End of period  . . . . . . . . . . . . . . . . . . . . .         $776,249,353        $89,203,731
                                                                    ============        ===========


                             See accompanying notes

                                                                            YEAR ENDED 8/31/94
                                                                    -------------------------------
                                                                       TAX-FREE          TAX-FREE
                                                                       USA FUND        INSURED FUND
                                                                    ------------      -------------
   OPERATIONS:
   Net investment income  . . . . . . . . . . . . . . . . .         $ 45,721,137        $ 5,162,606
   Net realized loss from
      security transactions   . . . . . . . . . . . . . . .           (2,953,233)          (195,676)
   Net unrealized depreciation
      during the period   . . . . . . . . . . . . . . . . .          (31,078,559)        (4,486,946)
                                                                    ------------        -----------
   Net increase in net assets resulting
      from operations   . . . . . . . . . . . . . . . . . .           11,689,345            479,984
                                                                    ------------        -----------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class A   . . . . . . . . . . . . . . . . . . . . . .          (45,693,851)        (5,158,157)
      Class B   . . . . . . . . . . . . . . . . . . . . . .              (27,286)            (4,449)
   Net realized gain from security transactions:
      Class A   . . . . . . . . . . . . . . . . . . . . . .           (2,054,284)          (828,917)
      Class B   . . . . . . . . . . . . . . . . . . . . . .                   --                 --
                                                                    ------------        -----------
                                                                     (47,775,421)        (5,991,523)
                                                                    ------------        -----------

   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
      Class A   . . . . . . . . . . . . . . . . . . . . . .           94,219,825          8,067,438
      Class B   . . . . . . . . . . . . . . . . . . . . . .            3,931,658            832,259
   Net asset value of share issued upon
      reinvestment of dividends from
      net investment income:
      Class A   . . . . . . . . . . . . . . . . . . . . . .           27,090,667          3,326,879
      Class B   . . . . . . . . . . . . . . . . . . . . . .               12,207              1,265
                                                                    ------------        -----------
                                                                     125,254,357         12,227,841
                                                                    ------------        -----------
   Cost of shares repurchased:
      Class A   . . . . . . . . . . . . . . . . . . . . . .         (102,009,328)       (10,763,221)
      Class B   . . . . . . . . . . . . . . . . . . . . . .                 (125)           (10,037)
                                                                    ------------        -----------
                                                                    (102,009,453)       (10,773,258)
                                                                    ------------        -----------
   Increase in net assets derived
      from capital share transactions   . . . . . . . . . .           23,244,904          1,454,583
                                                                    ------------        -----------
   NET DECREASE IN NET ASSETS   . . . . . . . . . . . . . .          (12,841,172)        (4,056,956)

   NET ASSETS:
   Beginning of period  . . . . . . . . . . . . . . . . . .          762,574,094         96,117,757
                                                                    ------------        -----------
   End of period  . . . . . . . . . . . . . . . . . . . . .         $749,732,922        $92,060,801
                                                                    ============        ===========


                             See accompanying notes


   DELAWARE GROUP TAX-FREE FUND, INC.
   NOTES TO FINANCIAL STATEMENTS
   AUGUST 31, 1995

   Delaware Group Tax-Free Fund, Inc. ("The Company") is registered as a non-diversified open-end investment company under the Investment Company Act of 1940. The Company is organized as a Maryland Corporation and offers three portfolios, the Tax-Free USA Fund, the Tax-Free Insured Fund and the Tax-Free USA Intermediate Fund. Each portfolio offers two classes of shares.

   1. SIGNIFICANT ACCOUNTING POLICIES

   The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Tax-Free USA Fund and the Tax-Free Insured Fund (the "Funds") for financial statement preparation:

   SECURITY VALUATION - Long term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

   FEDERAL INCOME TAXES - The Funds intend to continue to qualify as regulated investment companies and make the requisite distributions to shareholders. Accordingly, no provisions for federal income taxes are required in the financial statements.

   CLASS ACCOUNTING - Expenses directly attributable to a class are charged to that class. Other common expenses are prorated between all classes of the Funds.

   OTHER - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Original issue discounts are accreted and premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends daily from net investment income and pay such dividends monthly.

   2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

   In accordance with the terms of the Investment Management Agreements, the Funds pay Delaware Management Company, Inc. (DMC), the Investment Manager of the Funds, an annual fee which is calculated daily at the following rates less fees paid to the Independent Directors; 0.60% of the first $500 million of average daily net assets, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million for the Tax-Free USA Fund, and 0.60% of average daily net assets of the Tax-Free Insured Fund. At August 31, 1995, the Funds had a liability for Investment Management fees payable to DMC of $34,448 and $4,814 for the Tax-Free USA Fund and the Tax-Free Insured Fund, respectively.

   Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A for the Tax-Free USA Fund and Tax- Free Insured Fund and 1.00% of the average daily net assets of Class B for both portfolios. At August 31, 1995, the Funds had a liability for distribution fees payable to DDLP of $17,851 and $2,064 respectively, for Tax-Free USA Fund and Tax-Free Insured Fund. For the year ended August 31, 1995, the Funds paid DDLP $249,279 and $27,637 for commissions earned on sales of Tax-Free USA Fund A Class and Tax-Free Insured Fund A Class, respectively.

   Certain officers of the Investment Manager are officers, directors, and/or employees of the Funds. These officers, directors, and employees are paid no compensation by the Funds. The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as Dividend Disbursing and Transfer Agent for the Funds. For the year ended August 31, 1995, DSC received the following amounts for these services:

                                                                        TAX-FREE          TAX-FREE
                                                                        USA FUND        INSURED FUND
                                                                        --------        ------------
   Dividend disbursing and transfer agent
      fees and expenses   . . . . . . . . . . . . . . . . .             $496,851            $60,234

   At August 31, 1995, the Funds had a liability for such fees and expenses payable to DSC as follows:

                                                                         TAX-FREE          TAX-FREE
                                                                         USA FUND        INSURED FUND
                                                                         --------        ------------
   Dividend disbursing and transfer agent
      fees and expenses payable   . . . . . . . . . . . . .              $33,194             $4,136

   On April 3, 1995, Delaware Management Holdings, Inc. the indirect parent of DMC, DDLP, and DSC, through a merger transaction (the"Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP, or DSC have heretofore conducted their relationship with the Funds.

   3. INVESTMENTS

   During the year ended August 31, 1995 the Funds had purchases and sales of investment securities other than U.S. Government securities and temporary cash investments as follows:

                                                                       TAX-FREE          TAX-FREE
                                                                       USA FUND        INSURED FUND
                                                                       --------        ------------
   Purchases  . . . . . . . . . . . . . . . . . . . . . . .         $246,920,347        $59,312,253
   Sales  . . . . . . . . . . . . . . . . . . . . . . . . .         $199,437,263        $60,574,304

   At August 31, 1995 unrealized appreciation for federal income tax purposes was as follows:

                                                                       TAX-FREE          TAX-FREE
                                                                       USA FUND        INSURED FUND
                                                                       --------        ------------
   Unrealized appreciation  . . . . . . . . . . . . . . . .           55,929,431          4,434,508
   Unrealized depreciation  . . . . . . . . . . . . . . . .           (3,085,646)           (41,151)
                                                                     -----------        -----------
   Aggregated unrealized appreciation   . . . . . . . . . .           52,843,785          4,393,357
                                                                     ===========        ===========


   Net realized gain for federal income tax purposes was $2,524,206 for the Tax-Free USA Fund and $1,167 for the Tax-Free Insured Fund.

   4. CAPITAL STOCK

   Transactions in capital stock shares were as follows:

                                                                            TAX-FREE USA FUND
                                                                     -------------------------------
                                                                      YEAR ENDED        YEAR ENDED
                                                                       8/31/95            8/31/94
   Shares sold:
      Class A   . . . . . . . . . . . . . . . . . . . . . .            8,764,777         7,648,471
      Class B   . . . . . . . . . . . . . . . . . . . . . .            1,293,697           325,960

   Shares issued upon reinvestment of
      dividends from net investment income:
      Class A   . . . . . . . . . . . . . . . . . . . . . .            2,163,314         2,191,177
      Class B   . . . . . . . . . . . . . . . . . . . . . .               23,267             1,013
                                                                     -----------        ----------
                                                                      12,245,055        10,166,621
   Shares repurchased:
      Class A   . . . . . . . . . . . . . . . . . . . . . .          (10,009,753)       (8,257,447)
      Class B   . . . . . . . . . . . . . . . . . . . . . .             (170,688)              (10)
                                                                     -----------        ----------
                                                                     (10,180,441)       (8,257,457)
   Net increase   . . . . . . . . . . . . . . . . . . . . .            2,064,614         1,909,164
                                                                     ===========        ==========


                                                                          TAX-FREE INSURED FUND
                                                                     ------------------------------
                                                                      YEAR ENDED        YEAR ENDED
                                                                       8/31/95            8/31/94
   Shares sold:
      Class A   . . . . . . . . . . . . . . . . . . . . . .              741,299           708,738
      Class B   . . . . . . . . . . . . . . . . . . . . . .              164,244            75,701

   Shares issued upon reinvestment of
      dividends from net investment income:
      Class A   . . . . . . . . . . . . . . . . . . . . . .              242,387           293,357
      Class B   . . . . . . . . . . . . . . . . . . . . . .                3,885               115
                                                                      ----------        ----------
                                                                       1,151,815         1,077,911
   Shares repurchased:
      Class A   . . . . . . . . . . . . . . . . . . . . . .           (1,410,700)         (952,546)
      Class B   . . . . . . . . . . . . . . . . . . . . . .              (21,543)             (910)
                                                                      ----------        ----------
                                                                      (1,432,243)         (953,456)
   Net (decrease) increase    . . . . . . . . . . . . . . .             (280,428)          124,455
                                                                      ==========        ==========


   5. LINES OF CREDIT

   The Funds have committed lines of credit of $15 million for the Tax-Free USA Fund and $2 million for the Tax-Free Insured Fund. No amount was outstanding at August 31, 1995 or at any time during the last fiscal year.


   6. CONCENTRATION OF CREDIT RISK

   The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

   7. FINANCIAL HIGHLIGHTS

   Selected data for each share of the Tax-Free USA Fund outstanding throughout each period were as follows:

                                                                        TAX-FREE USA                           TAX-FREE USA
                                                                        FUND A CLASS                           FUND B CLASS
                                                     ----------------------------------------------------   -----------------------
                                                                            YEAR                              YEAR       PERIOD
                                                                            ENDED                             ENDED   5/2/94(3) TO
                                                     8/31/95    8/31/94    8/31/93   8/31/92(1)   8/31/91    8/31/95    8/31/94
   Net asset value, beginning of period   . . . .    $12.040    $12.640    $12.130     $11.560    $11.070    $12.040    $12.080

   Income from investment operations:
      Net investment income   . . . . . . . . . .      0.746      0.751      0.751       0.765      0.783      0.649      0.214
      Net realized and unrealized gain (loss) from
         security transactions  . . . . . . . . .      0.030     (0.566)     0.610       0.570      0.490      0.030     (0.040)
                                                     -------    -------    -------     -------    -------    -------    -------
      Total from investment operations  . . . . .      0.776      0.185      1.361       1.335      1.273      0.679      0.174
                                                     -------    -------    -------     -------    -------    -------    -------

   Less distributions:
      Dividends from net investment income  . . .     (0.746)    (0.751)    (0.751)     (0.765)    (0.783)    (0.649)    (0.214)
      Distributions from net realized gain on
         security transactions  . . . . . . . . .       none     (0.034)    (0.100)       none       none       none       none
                                                     -------    -------    -------     -------    -------    -------    -------
      Total distributions   . . . . . . . . . . .     (0.746)    (0.785)    (0.851)     (0.765)    (0.783)    (0.649)    (0.214)
                                                     -------    -------    -------     -------    -------    -------    -------
   Net asset value, end of period   . . . . . . .    $12.070    $12.040    $12.640     $12.130    $11.560    $12.070    $12.040
                                                     =======    =======    =======     =======    =======    =======    =======

   Total return(2)  . . . . . . . . . . . . . . .      6.74%      1.49%     11.66%      11.91%     11.88%      5.88%      1.45%

   Ratios/supplemental data:
      Net assets, end of period (000 omitted)   .   $758,470   $745,796   $762,574    $702,988   $669,546    $17,779     $3,937
      Ratio of expenses to average net assets   .      0.92%      0.89%      0.89%       0.80%      0.74%      1.74%      1.74%
      Ratio of net investment income to average
         net assets   . . . . . . . . . . . . . .      6.29%      6.07%      6.10%       6.47%      6.91%      5.47%      5.22%
      Portfolio turnover  . . . . . . . . . . . .        27%        10%        12%         21%        19%        27%        10%

   -----------------

   (1) Beginning June 1, 1992, the Fund began paying distribution expenses pursuant to a Rule 12b-1 Plan.

   (2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchases for the Tax-Free USA Fund A Class or contingent deferred sales charge for Tax-Free USA Fund B Class.

   (3) Date of initial public offering; ratios have been annualized and total return has not been annualized.

   7. FINANCIAL HIGHLIGHTS

   Selected data for each share of the Tax-Free Insured Fund outstanding throughout each period were as follows:

                                                                      TAX-FREE INSURED                       TAX-FREE INSURED
                                                                        FUND A CLASS                           FUND B CLASS
                                                     ---------------------------------------------------   ----------------------
                                                                            YEAR                              YEAR      PERIOD
                                                                            ENDED                             ENDED   5/2/94(1) TO
                                                     8/31/95    8/31/94    8/31/93   8/31/92(2)   8/31/91    8/31/95    8/31/94
   Net asset value, beginning of period   . . . .    $11.020    $11.680    $11.310     $10.900    $10.460    $11.020    $10.990

   Income from investment operations:
      Net investment income   . . . . . . . . . .      0.639      0.622      0.638       0.674      0.699      0.550      0.179
      Net realized and unrealized gain (loss) from
         security transactions  . . . . . . . . .      0.030     (0.560)     0.400       0.410      0.440      0.030      0.030
                                                     -------    -------    -------     -------    -------    -------    -------
      Total from investment operations  . . . . .      0.669      0.062      1.038       1.084      1.139      0.580      0.209
                                                     -------    -------    -------     -------    -------    -------    -------

   Less distributions:
      Dividends from net investment income  . . .     (0.639)    (0.622)    (0.638)     (0.674)    (0.699)    (0.550)    (0.179)
      Distributions from net realized gain on
         security transactions  . . . . . . . . .       none     (0.100)    (0.030)       none       none       none       none
                                                     -------    -------    -------     -------    -------    -------    -------
      Total distributions   . . . . . . . . . . .     (0.639)    (0.722)    (0.668)     (0.674)    (0.699)    (0.550)    (0.179)
                                                     -------    -------    -------     -------    -------    -------    -------
   Net asset value, end of period   . . . . . . .    $11.050    $11.020    $11.680     $11.310    $10.900    $11.050    $11.020
                                                     =======    =======    =======     =======    =======    =======    =======

   Total return(3)  . . . . . . . . . . . . . . .      6.33%      0.54%      9.48%      10.23%     11.20%      5.47%      1.91%

   Ratios/supplemental data:
      Net assets, end of period (000 omitted)   .    $86,756    $91,235    $96,118     $85,660    $76,700     $2,448       $826
   Ratio of expenses to average net assets  . . .      0.98%      0.98%      0.98%       0.86%      0.83%      1.80%      1.83%
   Ratio of net investment income to average
      net assets  . . . . . . . . . . . . . . . .      5.89%      5.48%      5.58%       6.06%      6.50%      5.07%      4.63%
   Portfolio turnover   . . . . . . . . . . . . .        68%        56%         8%         29%        10%        68%        56%

   -----------------

   (1) Date of initial public offering; ratios have been annualized but total return has not been annualized.

   (2) Beginning June 1, 1992, the Fund began paying distribution expenses pursuant to Rule 12b-1 Plan.

   (3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for the Tax-Free Insured Fund A Class or contingent deferred sales charge for Tax-Free Insured Fund B Class.

   DELAWARE GROUP TAX-FREE FUND, INC.
   REPORT OF INDEPENDENT AUDITORS

   TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
   DELAWARE GROUP TAX-FREE FUND, INC. - TAX-FREE USA FUND
   DELAWARE GROUP TAX-FREE FUND, INC. - TAX-FREE INSURED FUND

   We have audited the accompanying statement of net assets of Delaware Group Tax-Free Fund, Inc. - Tax-Free USA Fund and Delaware Group Tax-Free Fund, Inc. - Tax-Free Insured Fund as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Tax-Free Fund, Inc. - Tax-Free USA Fund and Delaware Group Tax-Free Fund, Inc. - Tax-Free Insured Fund at August 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  Ernst & Young LLP

   Philadelphia, Pennsylvania
   October 12, 1995

   A REPORT ON TAX-FREE FUND, INC.'S ANNUAL MEETING

   At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent company of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

   Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                                    NUMBER OF VOTES*
                                          -----------------------------------------
                                              FOR   AGAINST/WITHHELD   ABSTENTIONS
   Election of Directors:**
      Wayne A. Stork  . . . . . . . .      49,978,063    1,243,534          --
      Walter P. Babich  . . . . . . .      49,972,880    1,248,717          --
      Anthony D. Knerr  . . . . . . .      49,979,565    1,242,032          --
      Ann R. Leven  . . . . . . . . .      49,980,841    1,240,757          --
      W. Thacher Longstreth   . . . .      49,955,428    1,266,169          --
      Charles E. Peck   . . . . . . .      49,979,893    1,241,704          --

   Selection of Ernst & Young LLP as
      Independent Auditors  . . . . .      49,078,243      323,693   1,819,660

   Approval of the New
      Investment Management
      Agreement by Shareholders
         the Tax-Free USA Fund  . . .      41,361,243    1,004,005   2,372,680
      Approval of the New
         Investment Management
         Agreement by
      Shareholders of the
      Tax-Free Insured Fund   . . . .       4,637,178       70,406     317,687

   * Please note that the results of this meeting were not audited by Ernst & Young LLP.

  **  Voted on by all shareholders of the Tax-Free Fund, Inc.

This annual report is for the information of Tax-Free USA Fund and Tax Free Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the current Statement of Additional Information.

If used with prospective investors, this report must be accompanied by a Tax-Free USA Fund or Tax Free Insured Fund Performance Update for the most recently completed calendar quarter. The figures in this report represent past results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD
----------------
MEMBERS
----------------

WAYNE A. STORK
Chairman, Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
Vice Chairman, Packquisition Corp.
Philadelphia, PA

CHARLES E. PECK
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD


AFFILIATED
----------------
OFFICERS
----------------

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

KEITH E. MITCHELL
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA